UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2026

Lord Abbett Private Credit Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01764	93-4670837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 522-2388

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 23, 2026 (the “Closing Date”), Lord Abbett PCF Financing 2 LLC (“PCF Financing 2”), a wholly-owned, special purpose financing subsidiary of Lord Abbett Private Credit Fund (“we,” the “Company,” or the “Fund”), entered into Amendment No. 1 (“First Amendment”) to the Loan and Security Agreement (the “Loan Agreement”), by and among PCF Financing 2, as borrower, the Company, as collateral manager, Royal Bank of Canada (“RBC”) as administrative agent, each of the lenders from time to time party thereto, and Computershare Trust Company, N.A., as collateral agent and collateral custodian. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Loan Agreement.

The First Amendment provides for, among other things, an increase to the Commitments from $300,000,000 to $400,000,000.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment to the Loan Agreement attached hereto as Exhibit 10.1.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 First Amendment, dated April 23, 2026, to Loan and Security Agreement, dated December 1, 2025, by and among Lord Abbett Private Credit Fund, as collateral manager, Lord Abbett PCF Financing 2 LLC, as borrower, Royal Bank of Canada, as administrative agent and a lender, and Computershare Trust Company, N.A., as collateral agent and collateral custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORD ABBETT PRIVATE CREDIT FUND

Date: April 29, 2026	By:	/s/ Salvatore Dona
	Name:	Salvatore Dona
	Title:	Chief Financial Officer